UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 17, 2013
(Date of earliest event reported:  October 18, 2013)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

0-13063
(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Scientific Games Corporation (the “Company”) filed with the Securities and Exchange Commission ("SEC") on October 18, 2013 (the “Original Form 8-K”) disclosing, among other things, the Company's acquisition of WMS Industries Inc. (“WMS”) on October 18, 2013.  This Form 8-K/A includes the historical financial information of WMS and the pro forma financial information required by Item 9.01 of Form 8-K.  In addition, certain supplemental information regarding WMS included in Exhibit 99.3 hereto is being furnished pursuant to Item 7.01 of Form 8-K. No other modifications to the Original Form 8-K are being made by this Form 8-K/A.

Item 7.01. Regulation FD Disclosure

The information contained in Item 7.01 of this Form 8-K/A, including the supplemental information included in Exhibit 99.3 hereto, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

The supplemental information furnished as Exhibit 99.3 to this Form 8-K/A is incorporated by reference in this Item 7.01 and sets forth certain unaudited historical data for WMS relating to periods prior to the Company’s acquisition of WMS. The information is not necessarily indicative of the operating results of WMS following the acquisition and the Company undertakes no duty or obligation to publicly update or revise this information.

Item 9.01.  Financial Statements and Exhibits.

(a)                                Financial statements of businesses acquired.

The audited consolidated balance sheets of WMS as of June 30, 2013 and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2013, including the notes thereto, Schedule II, and the related reports of Ernst & Young LLP, independent registered public accounting firm, which were included in WMS’s Annual Report on Form 10-K filed with the SEC on August 29, 2013, are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.

(b)                                Pro forma financial information.

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012, the unaudited pro forma combined balance sheet as of September 30, 2013, and the accompanying notes, are attached as Exhibit 99.2 to this Form 8-K/A.

(d)                                Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP.

99.1
Audited consolidated balance sheets of WMS Industries Inc. as of June 30, 2013 and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2013, including the notes thereto, and Schedule II (incorporated by reference to pages F-1 through F-51 of WMS Industries Inc.’s Annual Report on Form 10-K for the year ended June 30, 2013 filed with the SEC on August 29, 2013).

99.2
Unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012, unaudited pro forma combined balance sheet as of September 30, 2013, and the accompanying notes.

99.3	Supplemental historical information of WMS Industries Inc. for the three and nine months ended September 30, 2013.

Forward-Looking Statements

This Form 8-K/A contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, particularly with respect to the Company’s acquisition of WMS.  Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein (including the preliminary purchase price allocation based on the estimated fair values of the assets and liabilities of WMS as of the date of acquisition), and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors, including adjustments to the fair values of the assets and liabilities of WMS once the related valuations have been finalized.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 8, 2013 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scientific Games Corporation

Date: December 17, 2013
	By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President - Worldwide Legal Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP.

99.1
Audited consolidated balance sheets of WMS Industries Inc. as of June 30, 2013 and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended June 30, 2013, including the notes thereto, and Schedule II (incorporated by reference to pages F-1 through F-51 of WMS Industries Inc.’s Annual Report on Form 10-K for the year ended June 30, 2013 filed with the SEC on August 29, 2013).

99.2
Unaudited pro forma combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012, unaudited pro forma combined balance sheet as of September 30, 2013, and the accompanying notes.

99.3	Supplemental historical information of WMS Industries Inc. for the three and nine months ended September 30, 2013.

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